UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2016

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

          On April 26, 2016, First US Bank (“FUSB”), the wholly owned banking subsidiary of United Security Bancshares, Inc. (the “Company”), issued a press release announcing the development of an office complex in Birmingham, Alabama, a portion of which will house an FUSB branch, as well as commercial lending and executive offices for FUSB.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit
	99.1	Press Release dated April 26, 2016

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, as defined by federal securities laws.  Statements contained in this report that are not historical facts are forward-looking statements.  These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management.  The Company undertakes no obligation to update these statements following the date of this report, except as required by law.  In addition, the Company, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein.  Such forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management based upon current information and involve a number of risks and uncertainties.  Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission, and forward-looking statements contained in this report or in other public statements of the Company or its senior management should be considered in light of those factors.  Specifically, with respect to statements relating to FUSB’s development of an office complex in Birmingham, Alabama and the opening of a branch office in such location, these factors include, but are not limited to, the successful execution of the design and construction plans for the office complex by the third parties selected by FUSB for such purposes, FUSB’s successful opening and implementation of a branch location in the new facility, as well as the successful development and leasing of the portion of the facility not occupied by FUSB, and the execution of the Company’s growth strategy in the Birmingham, Alabama market.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2016	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer